UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2007

Date of Report (Date of earliest event reported)

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Second Avenue, Burlington, MA 01803

(Address of Principal Executive Offices) (Zip Code)

(781) 505-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K with respect to the closing of the transactions contemplated by the Share Purchase Agreement (as defined below) is hereby incorporated by reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On October 1, 2007 (the “Closing Date”), the registrant, iBasis, Inc. (“iBasis”), and KPN B.V. (formerly KPN Telecom B.V.), a private limited liability company organized under the laws of The Netherlands (“KPN”), completed the transactions (the “Transactions”) contemplated by the previously reported Share Purchase and Sale Agreement, dated as of June 21, 2006, as amended on December 18, 2006, April 26, 2007 and August 1, 2007 (the “Share Purchase Agreement”), by and between iBasis and KPN (the “Closing”).

Pursuant and subject to the terms of the Share Purchase Agreement, iBasis received from KPN (i) a payment of $55,000,000 in cash, subject to post-closing adjustments based on the working capital and debt of iBasis and KPN GCS (as defined below), (ii) all of the issued and outstanding shares of KPN Global Carrier Services B.V., a private limited liability company organized under the laws of The Netherlands and a wholly-owned subsidiary of KPN, and all of the issued and outstanding shares of KPN International Network Services, Inc., a U.S. subsidiary of an affiliate of KPN Global Carrier Services B.V., which subsidiaries, together, encompass KPN’s international wholesale voice business (together, “KPN GCS”), (iii) a framework services agreement with the KPN Global Carrier Services, (iv) an irrevocable, royalty-free, worldwide, non-transferable and non-exclusive license to use KPN’s parent company’s portfolio of patents related to its international wholesale voice business, and (v) a worldwide, non-transferable and non-exclusive license to use other KPN parent company patents. In exchange, iBasis issued to KPN 40,121,074 shares (the “Transaction Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), which represent, immediately after issuance, 51% of the issued and outstanding shares of the Common Stock on a fully-diluted basis (which includes all of the issued and outstanding Common Stock and the Common Stock underlying outstanding “in-the-money” options, as adjusted, and warrants) on the Closing Date.

As previously reported, iBasis will pay a dividend in the aggregate amount of $113,000,000 on a pro rata basis to those persons who are shareholders of iBasis of record on the date immediately prior to the Closing Date, or September 28, 2007. The actual dividend amount payable to each of its shareholders is $3.28 per share and the payment date of the cash dividend is October 8, 2007.

There was no material relationship between iBasis and KPN prior to the entry into and the performance of the Share Purchase Agreement.

Item 3.02                                             Unregistered Sales of Equity Securities.

As more fully described in Item 2.01 of this Current Report on Form 8-K, in connection with the Share Purchase Agreement, on the Closing Date, iBasis issued 40,121,074 shares of its Common Stock to KPN. The issuance of such shares to KPN was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The information contained in Item 2.01 of this Current Report on Form 8-K with respect to the Transaction Shares issued pursuant to the Share Purchase Agreement is hereby incorporated by reference.

Item 3.03                                             Material Modification of rights of Security Holders.

The Transaction Shares have not been registered with the Securities and Exchange Commission. However, pursuant to Share Purchase Agreement, on October 1, 2007, iBasis and KPN entered into the Registration Rights Agreement, pursuant to which KPN (or a direct or indirect transferee of KPN that holds the Transaction Shares) will have the right to require iBasis to register some or all of the Transaction Shares.

A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.01 and is incorporated herein by reference.

Item 5.01                                             Changes in Control of Registrant.

As more fully described in Item 2.01 of this Current Report on Form 8-K, on October 1, 2007, iBasis issued the Transaction Shares to KPN pursuant to the Share Purchase Agreement, which represent, immediately after issuance, 51% of the issued and outstanding shares of the Common Stock on a fully-diluted basis. As a result of this issuance, KPN became a majority shareholder of iBasis and thus, acquired control of iBasis.

In addition, pursuant to the Share Purchase Agreement, iBasis amended and restated its by-laws to, among other things, give KPN certain board representation rights and certain veto rights on certain matters. Subject to certain terms of the Share Purchase Agreement, so long as KPN holds in excess of 50% of the capital stock of iBasis entitled to vote generally on the election of directors, KPN is entitled to nominate no fewer than two members of iBasis’ board of directors without qualification, and, after the second anniversary of the date on which the amended and restated by-laws became effective, KPN will be entitled to nominate no fewer than two additional members of our board of directors, provided that such two additional directors meet the independence requirements set forth in Rule 4200(a)(15) of the Marketplace Rules of Nasdaq, as amended or superseded from time to time, and any other requirements for independence which may be required pursuant to applicable law and the rules of Nasdaq.

The information contained in Item 2.01 of this Current Report on Form 8-K with respect to the Transaction Shares issued pursuant to the Share Purchase Agreement is hereby incorporated by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d)            Pursuant to the Share Purchase Agreement, effective as of October 1, 2007, each of Messrs. Charles Skibo and David Lee resigned as a member of the board of directors of iBasis. Charles Skibo was a member of the Compensation Committee of iBasis’ board of directors and David Lee was a member of the Audit Committee of iBasis’ board of directors. iBasis’ board of directors have appointed Messrs. Eelco Blok and Joost Farwerck as directors to fill the vacancies created by the resignations of Messrs. Skibo and Lee. Mr. Blok will serve as a director until iBasis’ 2010 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Blok has also been appointed chairman and a member of the Compensation Committee of the board of directors. Mr. Farwerck will serve as a director until iBasis’ 2008 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Robert Brumley, a current member of iBasis' board of directors, has been appointed to the Audit Committee.

Messrs. Blok and Farwerck will not receive any compensation for their service as members of iBasis' board of directors. Biographical information for both Messrs. Blok and Farwerck is included in iBasis' proxy statement filed with the Securities and Exchange Commission on August 24, 2007.

Except as disclosed in this Current Report on Form 8-K and other than the Transactions, there are no transactions to which iBasis is a party and in which Messrs. Eelco Blok and Joost Farwerck had a material interest that are required to be disclosed under Item 404(a) Regulation S-K.

The information contained in Item 5.01 of this Current Report on Form 8-K with respect to the board representation rights granted to KPN pursuant to the Share Purchase Agreement is hereby incorporated by reference.

(c)                                  Effective as of October 1, 2007, Mr. Edwin Van Ierland was appointed as Senior Vice President Carrier Services of iBasis. Mr. Van Ierland is 44 years old.

Pursuant to the terms of his offer letter, Mr. van Ierland will receive an annual base salary of $250,000, an option grant to purchase 50,000 shares of Common Stock subject to iBasis' Compensation Committee approval, and other benefits generally available to other iBasis executive officers. In addition, Mr. van Ierland is eligible to earn an annual target incentive bonus of $125,000, based upon the achievement of corporate objections and individual performance, as well as a one-time $15,000 sign-on bonus for relocation expenses. Mr. van Ierland will also be entitled to receive his base salary and health benefits for nine months and accelerated vesting of all options held by him, if any, in the event iBasis terminates Mr. van Ierland’s employment without cause or Mr. van Ierland terminates his employment for good reason, in either case within six months after the occurrence of an acquisition or a change of control.

Mr. van Ierland joins iBasis from KPN in connection with the Closing of the Transactions more fully described in Item 2.01 of this Current Report on Form 8-K.  Mr. van Ierland was employed by KPN since 1998, most recently as General Manager of Business Line Carrier Services.  He previously served, from 2003 to 2006, as Manager of Business Line Wholesale Voice Services International, from 2001 to 2003 as Manager Marketing & Sales National within Business Unit Carrier Services and from 2000 to 2001 as Manager Business Process Group.  Mr. van Ierland joined KPN in 1998 as a Senior Project Manager.  Prior to joining KPN, Mr. van Ierland was employed by Schiphol Telematics, a joint venture of KPN, KLM Royal Dutch Airlines and Amsterdam Airport Schiphol, in various management capacities.

Except as disclosed in this Current Report on Form 8-K and other than the Transactions, there are no transactions to which iBasis is a party and in which Mr. Van Ierland had a material interest that is required to be disclosed under Item 404(a) Regulation S-K. Mr. Van Ierland has not previously held any positions with iBasis and he has no family relations with any directors or executive officers of iBasis.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Share Purchase Agreement, iBasis amended and restated its by-laws, effective as of October 1, 2007. The information contained in Item 5.01 of this Current Report on Form 8-K with respect to iBasis’ amended and restated by-laws pursuant to the Share Purchase Agreement is hereby incorporated by reference.

A copy of the amended and restated by-laws is attached to this Current Report on Form 8-K as Exhibit 3.01 and is incorporated herein by reference.

Item 8.01.  Other Events.

On October 1, 2007, iBasis issued a press release announcing the completion of the transactions contemplated by the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 days from the date of this Current Report on Form 8-K.

(b)                                 Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed no later than 71 days from the date of this Current Report on Form 8-K.

(d)                                 Exhibits.

Exhibit No.	Document

3.01	Second Amended and Restated By-laws of iBasis, Inc.

4.01	Registration Rights Agreement dated as of October 1, 2007, between iBasis, Inc. and KPN B.V.

10.1

Share Purchase and Sale Agreement dated as of June 21, 2006, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2006).

10.2

Amendment No. 1 to Share Purchase and Sale Agreement dated as of December 18, 2006, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2006).

10.3

Amendment No. 2 to Share Purchase and Sale Agreement dated as of April 26, 2007, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2007).

10.4

Amendment No. 3 to Share Purchase and Sale Agreement dated as of August 1, 2007, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2007).

99.1	Press Release of iBasis dated October 1, 2007.

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007

iBASIS, INC.

By: /s/ Mark S. Flynn
Mark S. Flynn
Chief Legal Officer &
Corporate Secretary

Exhibit Index

Exhibit No.	Document

3.01	Second Amended and Restated By-laws of iBasis, Inc.

4.01	Registration Rights Agreement dated as of October 1, 2007, between iBasis, Inc. and KPN B.V.

10.1

Share Purchase and Sale Agreement dated as of June 21, 2006, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2006).

10.2

Amendment No. 1 to Share Purchase and Sale Agreement dated as of December 18, 2006, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2006).

10.3

Amendment No. 2 to Share Purchase and Sale Agreement dated as of April 26, 2007, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2007).

10.4

Amendment No. 3 to Share Purchase and Sale Agreement dated as of August 1, 2007, between iBasis, Inc. and KPN B.V. (incorporated by reference from iBasis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2007).

99.1	Press Release of iBasis dated October 1, 2007.